Income Tax (Details) - Schedule of net deferred tax assets or liabilities - Insu acquisition corp. II [Member] - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforward	$ 16,522
Business Combination Expenses	103,408
Total deferred tax assets	119,930
Valuation Allowance	(119,930)
Deferred tax assets, net of allowance